UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE

SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

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Definitive Information statement

LOTUS PACIFIC, INC.

(Name of Registrant As Specified In Its Charter)

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LOTUS PACIFIC, INC.

2402 Michelson Drive, Suite 220

Irvine, California 92612

INFORMATION STATEMENT

__________, 2004

This information statement is being circulated to the stockholders of Lotus Pacific, Inc., a Delaware corporation (the "Company"), in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding voting securities of the Company and is being furnished to holders of record of the common stock of the Company in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C under the Exchange Act.  The purpose of the information statement is to inform all stockholders of the approval of an amendment to the Company’s Certificate of Incorporation providing for a change in our name from “Lotus Pacific, Inc.” to “Opta Corporation.”  The information statement was first mailed or delivered to you on or about _______ ___, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are not seeking consent, authorization or proxies from you because the consent of stockholders entitled to cast the required number of votes to approve the amendments has already been obtained.  The change in our corporate name will not become effective pursuant to the written consent already obtained until a Certificate of Amendment is filed with the Delaware Secretary of State, which is expected to occur on or shortly after _______ ___, 2004, approximately 20 calendar days from the date hereof.  The information statement also serves as notice to you of an action taken by less than unanimous written consent.  Such notice is required by Section 228 of the Delaware General Corporation Law and Article II, Section 13 of the Company’s Amended and Restated Bylaws.

Unless otherwise noted, references to the “Company,” “we,” “our,” or “us” mean Lotus Pacific, Inc., a Delaware corporation, and its consolidated subsidiaries.  Our principal executive offices are located at 2402 Michelson Drive, Suite 220, Irvine, California 92612, and our telephone number is (949) 475-1880.

The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related materials will be paid by the Company.

VOTING SECURITIES

On March 7, 2004, our board of directors adopted resolutions proposing and approving a change of the Company’s name from “Lotus Pacific, Inc.” to “Opta Corporation” and declaring advisable that we submit to our stockholders such proposed name change for approval by written consent.  As of the close of business on June 25, 2004, the record date for the determination of stockholders to whom this information statement is sent, the Company had outstanding 50,720,746 shares of common stock, par value $0.001 per share.  Each stockholder is entitled to one vote per share of capital stock held.

As permitted under Section 228 of the Delaware General Corporation Law, by written consent dated June 10, 2004, stockholders of the Company representing more than a majority of the issued and outstanding shares of common stock adopted the attached Certificate of Amendment to our Certificate of Incorporation to effect the proposed name change.

CONSENTING STOCKHOLDERS

On June 10, 2004, the following stockholders, who collectively own approximately 55.42% of our common stock, consented in writing to the adoption of the attached Certificate of Amendment.  See “Security Ownership of Certain Beneficial Owners and Management” below.

Stockholder Name	Shares of Common Stock	Percentage
Lotus International Holdings Ltd.	12,000,000	23.66%
TCL Industries Holdings (HK) Ltd.	9,606,671	18.94%
Jonnie Limited	2,000,000	3.94%
Vision-Luck Holdings Ltd.	2,000,000	3.94%
Yuan Zhang	1,250,000	2.46%
Zhao Zhang	1,250,000	2.46%
Total	29,106,671	55.42%

Under Delaware law, we are required to give all stockholders written notice of any actions that are taken by written consent without a stockholders meeting.  Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the actions cannot become effective until 20 calendar days after the mailing date of this information statement to our stockholders.

We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to these actions.  All necessary corporate and stockholder approvals have been obtained, and this information statement is furnished solely for the purpose of:

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advising stockholders of the action taken by written consent, as required by Delaware law; and

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giving stockholders advance notice of the actions taken, as required by the Exchange Act.

We may abandon the name change at any time before its effectiveness if for any reason we deem it advisable to do so.

DISSENTERS’ RIGHTS

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Delaware law to dissent or require a vote of all our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of June 25, 2004 by (i) all persons who are beneficial owners of five percent or more of the Company’s Common Stock, (ii) the Company’s executive officers, (iii) each director and nominee for director of the Company, and (iv) all current executive officers and directors as a group as of June 25, 2004:

	Shares of Stock Beneficially Owned (1)	Percentage of Class (1)
Lotus International Holdings Ltd.(2) Suite 13 First Fl., Oliaji Trade Center Francis Rachel Street Victoria, Mahe Republic Of Seychelle	12,000,000	23.66%
TCL Industries Holdings (HK) Ltd.(3) 13/F TCL Tower 8 Tai Chung Road Tsuen Wan, Hong Kong	9,606,671	18.94%
LI, Dongsheng	----	----
YAN, Vincent Yong	----	----
LIU, James Jian	----	----
LIN, Zuoquan	----	----
LIN, Jih-Ming	----	----
DAVIS, Steve	----	----
Sean Shaojian Wang	----	----
All directors and executive officers as a group (consisting of 7 persons)	----	----

(1) All information is as of June 25, 2004 and was determined in accordance with Rule 13(d)(3) under the Securities Exchange Act of 1934, as amended, based solely upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2) Lotus International Holdings Ltd. is controlled by TCL Industries Holdings (HK) Ltd.

(3) TCL Industries Holdings (HK) Ltd. is an affiliate of TCL Holdings Group.

REASONS FOR AMENDMENT OF CHARTER

The Company intends to amend the Certificate of Incorporation in order to change the name of the Company from “Lotus Pacific, Inc.” to “Opta Corporation.”  The board of directors of the Company approved this name change at a meeting of the board of directors held on March 7, 2004.

As previously reported, in April 2003, the Company purchased Opta Systems, LLC d/b/a GoVideo, and as a result, acquired a consumer electronics product line known as “GoVideo” from SONICblue Incorporated and Sensory Science Corporation, a wholly-owned subsidiary of SONICblue.  Opta Systems, LLC d/b/a GoVideo is a wholly-owned subsidiary of the Company.  As previously reported, in December 2003, the board of directors of Correlant Communications, Inc., a subsidiary of the Company, approved the wind down and ceasing of Correlant’s historical operations in the cable modem and modem software business.  Also in December 2003, as previously reported, the Company sold its interest in TCL Digital Technologies, Ltd.  As a result of these recent actions by the Company, Opta Systems, LLC is now the sole operating subsidiary of the Company and the Company has decided to focus its business on marketing and selling consumer electronics products through the Opta Systems, LLC d/b/a GoVideo unit.  To that end, we would like to change our name to “Opta Corporation.”  In the future, all of our business will be conducted under the name of Opta Corporation d/b/a GoVideo.

FORWARD LOOKING STATEMENTS

This information statement and other reports that we file with the Securities Exchange Commission (“SEC”) contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance, anticipated or implied, by such forward-looking statements.  Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements.  Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this information statement.  An investment in our Company involves numerous risks and uncertainties, including those described in our Annual Report on Form 10-K for the year ended June 30, 2002.  Additional risks will be disclosed from time-to-time in our future SEC filings.

ADDITIONAL INFORMATION

Additional information about the Company may be found in our Annual Report on Form 10-K for the year ended June 30, 2002 and our other filings with the SEC.  Copies of this report and others may be obtained from the SEC's web site at "www.sec.gov."  We will mail copies of our prior SEC reports to any stockholder upon written request, free of charge, by contacting the Company at 2402 Michelson Drive, Suite 220, Irvine, California 92612, telephone number (949) 475-1880, attn: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Vincent Yan

-----------------------------

Vincent Yan

President, Chief Executive Officer

 and Director

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

LOTUS PACIFIC, INC.

Lotus Pacific, Inc., a Delaware corporation (the “Corporation”), does hereby certify that:

The amendment to the Certificate of Incorporation set forth below has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of Delaware.

The Certificate of Incorporation of the Corporation filed with the Delaware Secretary of State on June 25, 1985, as amended, is hereby amended by replacing in its entirety the Article numbered “First” with the following:

“FIRST.  The name of this corporation shall be Opta Corporation.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Incorporation as of _________ ____, 2004.

_________________________________

Vincent Yan, President and Secretary